UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2016

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Zayo Group Holdings, Inc. (the “Company”) was held on November 8, 2016.  At the Annual Meeting, the stockholders (i) elected the two directors named in the proxy statement for a term expiring at the Company’s annual meeting in 2019, (ii) ratified KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017, and (iii) approved an advisory resolution on executive compensation.

The final results of the voting on each of the matters submitted to vote are as follows:

(1)	Election of Directors:

	FOR	WITHHELD	BROKER NON-VOTES

Rick Connor	164,805,847	39,213,932	21,042,000
Cathy Morris	203,647,313	372,466	21,042,000

(2)	Ratification of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2017:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
224,981,916	24,613	55,250	-

(3)	Approval of an advisory resolution on executive compensation as set forth in the proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
146,340,332	55,318,695	2,360,752	21,042,000

There was no other business voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.
By:	/s/ Wendy Cassity
Name:	Wendy Cassity
Title:	Vice President, General Counsel, and Secretary

DATED: November 9, 2016